UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2006

                          WALKER FINANCIAL CORPORATION
                          ----------------------------

             (Exact name of registrant as specified in its charter)

          Delaware                       0-5418                  13-2637172
(State or other jurisdiction   (Commission  File  Number)     (IRS  Employer
     of  incorporation)                                     Identification  No.)


           990 Stewart Avenue - Suite 650, Garden City, New York 11530
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (516) 832-7000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.
ITEM  2.03  CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION.
ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

On May 25, 2006, Walker Financial Corporation (the "Company") issued a promissory note (the "Note") to an accredited investor (the "Investor") for an aggregate principal amount of $750,000. The Note is non-interest bearing and is due on December 21, 2007. The obligation of the Company for payment of principal and interest under the Note is secured by substantially all of the Company's assets. The Company intends to use the funds for general corporate purposes.

In connection with the Note, the Company also granted to the Investor 1,000,000 shares of unregistered, restricted common stock as an incentive for investment (the "Incentive Shares"). The Incentive Shares shall be issued and delivered immediately to the Investor and shall carry piggyback registration rights. In the event the Incentive Shares are not registered in the next registration statement, the Company shall pay to the Investor, 1,000,000 additional shares of common stock for each time a registration statement is filed and the Incentive Shares are not included. At any time after the Closing, the Investor is entitled to request an additional 1,225,000 shares of common stock ("Additional Incentive Shares") from the Company, provided, however, that the issuance of the Additional Incentive Shares does not result in the Investor owning more than 4.99% of the Company's total common stock outstanding.

All securities were issued in reliance upon an exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder as a transaction not involving a public offering. In addition, the investors are accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.

   Exhibit
    Number                             Description
--------------  ----------------------------------------------------------------
    10.28 Promissory Note, dated May 25, 2006, issued to Dutchess Private Equitites Fund, L.P.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WALKER  FINANCIAL CORPORATION

Date:  June  1,  2006                        /s/Mitch  Segal
                                             -----------------------------------
                                             Mitch  Segal
                                             Chief  Executive  Officer